                                                                  EXHIBIT 23




The Board of Directors
Stewart Information Services Corporation:

We consent to incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, No. 33-62535, No. 333-03981
and No. 333-24075) on Form S-8 of Stewart Information Services Corporation of our report dated February 13, 1998, relating to the consolidated balance sheets of Stewart Information Services Corporation and subsidiaries as of December 31, 1997 and 1996 and the related consolidated statements of earnings and retained earnings and cash flows for each of the years in the three-year period ended December 31, 1997, and all related schedules, which report appears in the December 31, 1997 annual report on Form 10-K of Stewart Information Services Corporation. Our report covering the December 31, 1995 financial statements refers to a change in accounting for long-lived assets. We also consent to the reference to our firm under the heading "Interests of Named Experts and Counsel" in such Registration Statements.


/s/ KPMG Peat Marwick LLP

Houston, Texas
March 16, 1998

The Board of Directors
Stewart Information Services Corporation

I consent to the incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, No. 33-62535 and No.
333-03981) on Form S-8 of Stewart Information Services Corporation of my report which appears in the December 31, 1997 annual report on Form 10-K of Stewart Information Services Corporation. I also consent to the reference to me under the heading "Interest of Named Experts and Counsel" in such Registration Statements.


/s/ JESUS YEPEZ, CPA

Lubbock, Texas
January 29, 1998

March 9 , 1998

The Board of Directors
Stewart Information Services Corporation

We consent to the incorporation by reference in the registration statements (No. 33-48519, No.33-48520, No. 33-58156, No. 33-62535 and No. 333-03981) on Form S-8
of Stewart Information Services Corporation of our reports which appears in the December 31, 1997 annual report on Form 10 K of Stewart Information Services Corporation. We also consent to the reference to us under the heading "Interests of Named Experts and Counsel" in such Registration Statements.

                                      Sincerely,


                                      /s/ GRANT BENNETT ACCOUNTANTS
                                      ---------------------------------
                                      GRANT BENNETT ACCOUNTANTS
                                      Certified Public Accountants
                                      A Professional Corporation

Sacramento, California

The Board of Directors
Stewart Information Services Corporation

We consent to the incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, No, 33-62535, No. 333-03981
and No, 333-24075) on Form S-8 of Stewart Information Services Corporation of our reports which appear in the December 31, 1997 annual report on Form 10-K of Stewart Information Services Corporation. We also consent to the reference to us under the heading "Interest of Named Experts and Counsel" in such Registration Statements.


Signed: /s/ WILKERSON & ARTHUR, P.C.
        -------------------------------------

Wilkerson & Arthur, P.C.
Fort Worth, Texas
March 2, 1998

The Board of Directors
Stewart Information Services Corporation

We consent to incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, No. 33-62535, No. 333-03981
and No. 333-24075) on Form S-8 of Stewart Information Services Corporation of our report, which appears in the December 31, 1997 annual report on Form 10-K of Stewart Information Services Corporation. We also consent to the reference to us under the heading "Interests of Named Experts and Counsel" in such Registration Statements.


/s/ M. TIMOTHY O'ROARK
---------------------------------
M. TIMOTHY O'ROARK


El Paso, TX
March 2, 1998

The Board of Directors
Stewart Information Services Corporation


I consent to the incorporation by reference in the registration statements (No. 33-48519, No. 33-46520, No. 33-58156, No. 33-59747, No. 33-62535, No. 333-03981
and No. 333-24075) on Form S-8 of Stewart Information Services Corporation of my reports which appear in the December 31, 1997 annual report on Form 10-K of Stewart Information Services Corporation, I also consent to the reference to me under the heading "Interest of Named Experts and Counsel" in such Registration Statements.

Signed  /s/ GINNY SANDERS MAY, CPA
        --------------------------------------------

Lake Jackson, Texas
February 27, 1998

The Board of Directors
Stewart Information Services Corporation

We consent to the incorporation by reference in the registration statements (No. 33-48519, No, 33-48520, No. 33-58156, No. 33-59747, No. 33-62535, No.
333-03981 and No. 333-24075) on Form S-8 of Stewart Information Services Corporation of our report which appears in the December 31, 1997 annual report on Form 10-K of Stewart Information Services Corporation. We also consent to the reference to us under the heading "Interest of Named Experts and Counsel" in such Registration Statements.



                                            /s/ EDGAR, KIKER & CROSS
                                            ------------------------------
                                            EDGAR, KIKER & CROSS, L.L.P.
                                            Certified Public Accountants

Beaumont, Texas
February 27, 1998

The Board of Directors
Stewart Information Services Corporation

I consent to the incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, No. 33-62535, No. 333-03981
and No. 333-24075) on Form S-8 of Stewart Information Services Corporation of my report which appears in the December 31, 1997 annual report on Form 10-K of Stewart Information Services Corporation, I also consent to the reference to me under the heading "Interest of Named Experts and Counsel" in such Registration Statements.


/s/ JIM S. WALKER
-----------------------

Beaumont, Texas
March 3, 1998

The Board of Directors
Stewart Information Services Corporation

We consent to incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, No. 33-62535, No. 333-03981
and No, 333-24075) on Form S-8 of Stewart Information Services Corporation of our report, which appears in the December 31, 1997 annual report on Form 10-K of Stewart Information Services Corporation. We also consent to the reference to us under the heading "Interests of Named Experts and Counsel" in such Registration Statements.


/s/  DOSHIER, PICKENS & FRANCIS, P.C.
----------------------------------------
DOSHIER, PICKENS & FRANCIS, P.C.

Amarillo, TX
March 3, 1998

The Board of Directors
Stewart Information Services Corporation

We consent to the incorporation by reference in the registration statements (No. 33-48519), No. (33-48520, No. 33-58156, No. 33-59747, No. 33-62535, No. 33-
03981 and No. 333-24075) on Form S-8 of Stewart Information Services
Corporation of our report which appear in the December 31, 1997 annual report on Form 10-K of Stewart Information Services Corporation. We also consent to the reference to us under the heading "Interest of Named Experts and Counsel" in such Registration Statements.



Signed  /s/ FANCHER AND COMPANY
        --------------------------------

March  3, 1998
Corpus Christi, Texas

The Board of Directors
Stewart Information Services Corporation

We consent to the incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, No. 33-62535, No. 333-03981
and No. 333-24075) on Form S-8 of Stewart Information Services Corporation of our report which appears in the December 31, 1997 annual report on Form-10-K of Stewart Information Services Corporation. We also consent to the reference to us under the heading "Interest of Named Experts and Counsel" in such Registration Statements.

/s/ WILLIAMS & PEARCY, P.C.
-------------------------------
WILLIAMS & PEARCY, P.C.

Texarkana, AR 71854
January 19, 1998

The Board of Directors
Stewart Information Services Corporation

We consent to the incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, No. 33-62535, No. 333-03981,
and No. 333-24075) on Form S-8 of Stewart Information Services Corporation of our reports which appear in the December 31, 1997 annual report on Form 10-K of Stewart Information Services Corporation. We also consent to the reference to us under the heading "Interest of Named Experts and Counsel" in such Registration Statements.


/s/ FLUSCHE, VAN BEVEREN, KILGORE, P. C.
-------------------------------------------
FLUSCHE, VAN BEVEREN, KILGORE, P. C.

Corpus Christi, Texas
March 11, 1998

The Board of Directors
Stewart Information Services Corporation


     We consent to incorporation by reference in the registration statements (No. 33-48519, No. 33-48520, No. 33-58156, No. 33-59747, No. 33-62535, No.
333-03981 and No. 333-24075) on Form S-8 of Stewart Information Services Corporation of our report, which appears in the December 31, 1997 annual report on Form 10-K of Stewart Information Services Corporation. We also consent to the reference to us under the heading "Interests of Named Experts and Counsel" in such Registration Statements.



                                   /s/ AARONSON, WHITE & COMPANY
                                   ------------------------------------
                                   AARONSON, WHITE & COMPANY

Houston, TX
March 16, 1998